Rule 497(e)

File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY™

SUPPLEMENT DATED JUNE 18, 2007

To the Prospectus dated May 1, 2007 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

Dear Schwab OneSource Annuity™ Contract Owner:

The Board of Trustees of the Baron Capital Funds Trust, on behalf of its series the Baron Capital Asset Fund (the “Baron Fund”), unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) with the Lincoln Variable Products Trust (the “Lincoln Trust”). A majority of the Baron Fund’s shareholders subsequently approved the Agreement. Under the terms of the Agreement, on the Closing Date the assets of the Baron Fund were transferred to a new series of the Lincoln Trust (the “LVIP Baron Growth Opportunities Fund”) in exchange for shares of the Lincoln Fund.

On or about June 5, 2007 (the “Closing Date”), the LVIP Baron Growth Opportunities Fund shares were distributed to the Baron Fund shareholders and all outstanding Baron Fund shares were cancelled and the Baron Fund was liquidated. The Baron Fund shareholders are no longer shareholders of the Baron Fund and are shareholders of the LVIP Baron Growth Opportunities Fund.

The LVIP Baron Growth Opportunities Fund, which is sponsored by The Lincoln National Life Insurance Company, has similar investment policies, objectives and restrictions as the Baron Fund and BAMCO, Inc., the Baron Funds investment adviser, will act as sub-adviser to the LVIP Baron Growth Opportunities Fund, with responsibility for full portfolio management. The parties intended that the transaction be effected without the imposition of federal income tax on the Baron Fund or its shareholders.

As a result of the foregoing changes, the references to Baron Capital Asset Fund on page 2 and Appendix A is changed to LVIP Baron Growth Opportunities Fund and the disclosure on page 14 of the Prospectus regarding Baron Capital Funds Trust and the Baron Capital Asset Fund are deleted in their entirety and replaced with the following:

Lincoln Variable Insurance Products Trust – advised by Lincoln Investment Advisors Corporation of Fort Wayne, Indiana, and sub-advised by BAMCO, Inc. of New York, New York.

LVIP Baron Growth Opportunities Fund – Service Class seeks capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. A small sized company is defined as one having a market capitalization of under $2.5 billion. A mid-sized company is defined as having a market capitalization of $2.5 billion to $8 billion.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2007. Please keep this supplement for future reference.